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                                                                     Exhibit A-8

                                   New Zealand


                                   Duke Energy
                                       |
                                  Duke Capital
                                       |
                                   PanEnergy
                                       |
                                      DESI
                                       |
                                     DEGAD
                                       |
                                      DEI
                                       |
                                      DEG
                                       |
                                   TE Bermuda
                                       |
                                    Duke New
                                    Zealand





Ownership is 100% unless otherwise specified